Effective immediately, the sub-section entitled "Purchase and Sale of Fund Shares" under the main heading “Summary of Key Information” is restated in its entirety as follows:

Purchase and Sale of Fund Shares
You should consult with the insurance company that issued your variable contract, or other eligible investor through which your investment in the fund is made, for minimum investment requirements and redemption procedures.

The Board of Trustees of the fund has approved the proposed reorganization of the fund into the MFS Value Series. The proposed transaction is subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in July 2014. No assurance can be given that the reorganization will occur.

A full description of the MFS Value Series and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 13, 2014.

Effective immediately, the following is added under the second paragraph immediately under the main heading “Description of Share Classes”:

The Board of Trustees of the fund has approved the proposed reorganization of the fund into MFS Value Series. The proposed transaction is still subject to approval by the shareholders of the fund at a shareholders’ meeting expected to be held in July 2014. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the fund’s assets and liabilities would be transferred to MFS Value Series in return for shares of MFS Value Series with equal total net asset value as of the valuation date. These MFS Value Series shares would be distributed pro rata to shareholders of the fund in exchange for their fund shares. Current fund shareholders would thus become shareholders of MFS Value Series and receive shares of MFS Value Series with a total net asset value equal to that of their shares of the fund at the time of the reorganization. The proposed transaction is expected to be a tax-free event for federal income tax purposes.

The investment objective of both the fund and MFS Value Series is to seek capital appreciation. Each fund’s objective may be changed without shareholder approval.

Additionally, the investment policies, strategies, and restrictions of MFS Value Series are substantially similar to the investment policies, strategies, and restrictions of the fund.

A full description of MFS Value Series and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement, which is expected to be mailed to shareholders of the fund on or about June 13, 2014.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of MFS Value Series, nor is it a solicitation of any proxy. For more information regarding MFS Value Series, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-2606. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus/proxy statement carefully before making any investment decisions.

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